Exhibit 99.1

PRESS RELEASE

FTAI Aviation Ltd. Reports Third Quarter 2023 Results, Declares Dividend of $0.30 per Ordinary Share

NEW YORK, October 25, 2023 (GLOBE NEWSWIRE) – FTAI Aviation Ltd. (NASDAQ: FTAI) (the “Company” or “FTAI”) today reported financial results for the third quarter 2023. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q3’23
Net Income Attributable to Shareholders	$32,973
Basic Earnings per Ordinary Share from Continuing Operations	$0.33
Diluted Earnings per Ordinary Share from Continuing Operations	$0.33
Adjusted EBITDA(1)	$154,218

(1)  For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

Third Quarter 2023 Dividends

On October 25, 2023, the Company’s Board of Directors (the “Board”) declared a cash dividend on FTAI’s ordinary shares of $0.30 per share for the quarter ended September 30, 2023, payable on November 28, 2023 to the holders of record on November 14, 2023.

Additionally, on October 25, 2023, the Board declared cash dividends on FTAI’s Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares (“Series A Preferred Shares”), Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares (“Series B Preferred Shares”), Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares (“Series C Preferred Shares”) and Fixed-Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares (“Series D Preferred Shares”) of $0.51563, $0.50000, $0.51563 and $0.59375 per share, respectively, for the quarter ended September 30, 2023, payable on December 15, 2023 to the holders of record on December 1, 2023.

Business Highlights

•	$107.1 million Aerospace Products revenue in Q3 2023 generating $40.6 million of Adjusted EBITDA(1) at a 38% margin.
•	41 modules sold in Q3’23 to 11 unique customers including 2 new customers and 9 repeat customers.
•	Generated $492 million year to date positive free cashflow available for asset acquisition & investment activity.
•	Closed on 23 Engines & 10 Aircraft at attractive prices to help generate future growth in Aviation Leasing Adjusted EBITDA(1).

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Center section of the Company’s website, https://www.ftaiaviation.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

In addition, management will host a conference call on Thursday, October 26, 2023 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register.vevent.com/register/BIc75f7efaa03d41108edf9a7cf4d4ec2f. Once registered, participants will receive a dial-in and unique pin to access the call.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at https://www.ftaiaviation.com/. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A replay of the conference call will be available after 11:30 A.M. on Thursday, October 26, 2023 through 11:30 A.M. on Thursday, November 2, 2023 on https://ir.ftaiaviation.com/news-events/presentations.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Aviation Ltd.

FTAI owns and maintains commercial jet engines with a focus on CFM56 engines. FTAI’s propriety portfolio of products, including The Module Factory and a joint venture to manufacture engine PMA, enables it to provide cost savings and flexibility to our airline, lessor, and maintenance, repair, and operations customer base. Additionally, FTAI owns and leases jet aircraft which often facilitates the acquisition of engines at attractive prices. FTAI invests in aviation assets and aerospace products that generate strong and stable cash flows with the potential for earnings growth and asset appreciation.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftaiaviation.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
FTAI Aviation Ltd.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements
FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues
Lease income	$45,622	$50,198	$161,141	$129,163
Maintenance revenue	63,925	35,507	141,131	112,171
Asset sales revenue	72,990	85,488	283,167	85,488
Aerospace products revenue	107,085	53,401	260,273	94,211
Other revenue	1,474	5,771	12,447	13,087
Total revenues	291,096	230,365	858,159	434,120
Expenses
Cost of sales	116,707	95,948	366,909	120,139
Operating expenses	33,887	27,393	81,218	108,197
General and administrative	3,015	3,354	10,270	11,821
Acquisition and transaction expenses	4,261	2,848	10,195	8,340
Management fees and incentive allocation to affiliate	4,577	4	13,137	4
Depreciation and amortization	43,959	34,853	123,399	115,461
Asset impairment	—	4,495	1,220	128,171
Interest expense	40,185	40,171	117,976	132,197
Total expenses	246,591	209,066	724,324	624,330
Other income (expense)
Equity in earnings (losses) of unconsolidated entities	46	(358)	(1,669)	(125)
Gain on sale of assets, net	—	—	—	79,933
Loss on extinguishment of debt	—	(19,861)	—	(19,861)
Other income (expense)	461	(1,038)	877	208
Total other income (expense)	507	(21,257)	(792)	60,155
Income (loss) from continuing operations before income taxes	45,012	42	133,043	(130,055)
Provision for income taxes	3,705	4,189	7,586	7,357
Net income (loss) from continuing operations	41,307	(4,147)	125,457	(137,412)
Net loss from discontinued operations, net of income taxes	—	(14,782)	—	(101,416)
Net income (loss)	41,307	(18,929)	125,457	(238,828)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries:
Continuing operations	—	—	—	—
Discontinued operations	—	(2,871)	—	(18,817)
Less: Dividends on preferred shares	8,334	6,791	23,460	20,373
Net income (loss) attributable to shareholders	$32,973	$(22,849)	$101,997	$(240,384)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Earnings (loss) per share:
Basic
Continuing operations	$0.33	$(0.11)	$1.02	$(1.59)
Discontinued operations	$—	$(0.12)	$—	$(0.83)
Diluted
Continuing operations	$0.33	$(0.11)	$1.02	$(1.59)
Discontinued operations	$—	$(0.12)	$—	$(0.83)
Weighted average shares outstanding:
Basic	99,927,594	99,378,771	99,796,736	99,372,016
Diluted	100,482,309	99,378,771	100,269,203	99,372,016

FTAI AVIATION LTD.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	September 30, 2023	December 31, 2022
Assets
Cash and cash equivalents	$52,879	$33,565
Restricted cash	—	19,500
Accounts receivable, net	107,825	99,443
Leasing equipment, net	1,924,198	1,913,553
Property, plant, and equipment, net	13,454	10,014
Investments	39,868	22,037
Intangible assets, net	41,471	41,955
Inventory, net	274,832	163,676
Other assets	179,259	125,834
Total assets	$2,633,786	$2,429,577

Liabilities
Accounts payable and accrued liabilities	$108,579	$86,452
Debt, net	2,279,330	2,175,727
Maintenance deposits	61,497	78,686
Security deposits	39,901	32,842
Other liabilities	49,417	36,468
Total liabilities	$2,538,724	$2,410,175

Commitments and contingencies

Equity
Common shares ($0.01 par value per share; 2,000,000,000 shares authorized; 100,238,075 and 99,716,621 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively)	$1,002	$997
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 15,920,000 and 13,320,000 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively)	159	133
Additional paid in capital	293,512	343,350
Accumulated deficit	(200,145)	(325,602)
Shareholders' equity	94,528	18,878
Non-controlling interest in equity of consolidated subsidiaries	534	524
Total equity	95,062	19,402
Total liabilities and equity	$2,633,786	$2,429,577

FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$125,457	$(238,828)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Equity in losses of unconsolidated entities	1,669	46,727
Gain on sale of assets, net	(110,511)	(106,427)
Security deposits and maintenance claims included in earnings	(34,458)	(31,558)
Loss on extinguishment of debt	—	19,861
Equity-based compensation	1,128	2,623
Depreciation and amortization	123,399	155,780
Asset impairment	1,220	128,171
Change in deferred income taxes	5,974	14,923
Change in fair value of non-hedge derivative	—	(1,567)
Change in fair value of guarantees	(1,677)	—
Amortization of lease intangibles and incentives	33,685	30,315
Amortization of deferred financing costs	6,429	17,142
Provision for credit losses	6,583	47,226
Other	(995)	(693)
Change in:
Accounts receivable	(34,358)	(61,892)
Inventory	(4,845)	(13,370)
Other assets	(3,727)	(23,576)
Accounts payable and accrued liabilities	321	4,329
Management fees payable to affiliate	824	(2,530)
Other liabilities	648	(7,955)
Net cash provided by (used in) operating activities	116,766	(21,299)

Cash flows from investing activities:
Investment in unconsolidated entities	(19,500)	(7,344)
Principal collections on notes receivable	2,438	—
Principal collections on finance leases	3,624	2,165
Acquisition of business, net of cash acquired	—	(3,819)
Acquisition of leasing equipment	(506,923)	(360,642)
Acquisition of property, plant and equipment	(3,906)	(138,750)
Acquisition of lease intangibles	(10,474)	(6,542)
Investment in promissory notes	(11,500)	—
Purchase deposits for acquisitions	(10,533)	(28,621)
Proceeds from sale of leasing equipment	366,065	262,096
Proceeds from sale of property, plant and equipment	—	5,289
(Refunds) proceeds for deposit on sale of aircraft and engine	(683)	7,801
Return of purchase deposits	300	—
Net cash used in investing activities	$(191,092)	$(268,367)

Cash flows from financing activities:
Proceeds from debt	$430,000	$503,980
Repayment of debt	(330,000)	(984,529)
Payment of deferred financing costs	(1,805)	(18,151)
Receipt of security deposits	7,355	2,636
Return of security deposits	(2,385)	(941)
Receipt of maintenance deposits	22,747	37,586
Release of maintenance deposits	(275)	(878)
Capital contributions from non-controlling interests	10	1,187
Settlement of equity-based compensation	—	(148)
Proceeds from issuance of preferred shares, net of underwriter's discount and issuance costs	61,729	—
Dividend from spin-off of FTAI Infrastructure, net of cash transferred	—	500,562
Cash dividends - ordinary shares	(89,776)	(98,584)
Cash dividends - preferred shares	(23,460)	(20,373)
Net cash provided by (used in) financing activities	$74,140	$(77,653)

Net decrease in cash and cash equivalents and restricted cash	(186)	(367,319)
Cash and cash equivalents and restricted cash, beginning of period	53,065	440,061
Cash and cash equivalents and restricted cash, end of period	$52,879	$72,742

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to shareholders from continuing operations, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, dividends on preferred shares, and interest expense, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net income (loss) attributable to shareholders from continuing operations to Adjusted EBITDA for the three and nine months ended September 30, 2023 and 2022:

	Three Months Ended September 30,			Nine Months Ended September 30,
(in thousands)	2023	2022	Change	2023	2022	Change
Net income (loss) attributable to shareholders from continuing operations	$32,973	$(10,938)	$43,911	$101,997	$(157,785)	$259,782
Add: Provision for income taxes	3,705	4,189	(484)	7,586	7,357	229
Add: Equity-based compensation expense	510	—	510	1,128	—	1,128
Add: Acquisition and transaction expenses	4,261	2,848	1,413	10,195	8,340	1,855
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	19,861	(19,861)	—	19,861	(19,861)
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—	—
Add: Asset impairment charges	—	4,495	(4,495)	1,220	128,171	(126,951)
Add: Incentive allocations	4,274	—	4,274	12,540	—	12,540
Add: Depreciation and amortization expense (1)	59,380	41,329	18,051	157,084	145,754	11,330
Add: Interest expense and dividends on preferred shares	48,519	46,962	1,557	141,436	152,570	(11,134)
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	642	(241)	883	96	165	(69)
Less: Equity in (earnings) losses of unconsolidated entities	(46)	358	(404)	1,669	125	1,544
Less: Non-controlling share of Adjusted EBITDA	—	—	—	—	—	—
Adjusted EBITDA (non-GAAP)	$154,218	$108,863	$45,355	$434,951	$304,558	$130,393

(1) Includes the following items for the three months ended September 30, 2023 and 2022: (i) depreciation and amortization expense of $43,959 and $34,853, (ii) lease intangible amortization of $3,726 and $3,291 and (iii) amortization for lease incentives of $11,695 and $3,185, respectively. Includes the following items for the nine months ended September 30, 2023 and 2022: (i) depreciation and amortization expense of $123,399 and $115,461, (ii) lease intangible amortization of $11,325 and $10,259 and (iii) amortization for lease incentives of $22,360 and $20,034, respectively.

(2) Includes the following items for the three months ended September 30, 2023 and 2022: (i) net income (loss) of $46 and $(358), (ii) depreciation and amortization expense of $367 and $117 and (iii) acquisition and transaction expense of $229 and $0, respectively. Includes the following items for the nine months ended September 30, 2023 and 2022: (i) net loss of $1,669 and $125, (ii) depreciation and amortization expense of $1,202 and $290 and (iii) acquisition and transaction expense of $563 and $0, respectively.